EXHIBIT 99.4


                 Form 10-Q - Second Quarter Ended June 30, 2003

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Ben M. Palmer, certify that:

The Form 10-Q of RPC, Inc. for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of RPC, Inc. for the periods presented.



                                /S/ Ben M. Palmer
                                ------------------------------------------
                                Ben M. Palmer
                                Vice President and Chief Financial Officer
                                (Principal Financial and Accounting Officer)
Date: July 25, 2003